UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2011

SKECHERS U.S.A., INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14429	95-4376145
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

228 Manhattan Beach Boulevard, Manhattan Beach, California		90266
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 318-3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Skechers U.S.A., Inc. (the “Company”) held its Annual Meeting of Stockholders on May 25, 2011. At the Annual Meeting, 137,522,766 votes were present in person or by proxy, which represented 90.7% of the total outstanding eligible votes. The Company’s stockholders elected three directors to the Company’s Board of Directors and voted for three additional proposals at the Annual Meeting, as more fully described below.

Proposal No. 1 — Election of Directors

The stockholders elected three director nominees who were nominated by the Board of Directors to serve as directors of the Company for three-year terms expiring at the annual meeting of stockholders to be held in 2014 and until their respective successors are duly elected and qualified or until their death, resignation or removal. The following sets forth the results of the voting with respect to each nominee:

Director Nominee	Votes For	Withheld
Geyer Kosinski	137,118,166	618,585
Richard Rappaport	137,256,066	480,685
Richard Siskind	137,019,179	717,572

Proposal No. 2 – Conduct Non-Binding Advisory Vote on Compensation of Named Executive Officers

The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders. There were 134,446,207 votes, or 88.7% of the total outstanding eligible votes, cast for this proposal, with 713,229 votes against it and 2,577,315 votes abstaining.

Proposal No. 3 – Conduct Non-Binding Advisory Vote on Frequency of Future Advisory Votes on Compensation of Named Executive Officers

The stockholders voted, on an advisory basis, to hold an advisory vote on the compensation of the Company’s Named Executive Officers every three years in the future. There were 112,110,269 votes, or 74.0% of the total outstanding eligible votes, cast to hold such advisory vote every three years in the future, with 22,904,616 votes for holding it every year, 145,334 votes for holding it every two years and 2,576,532 votes abstaining.

Proposal No. 4 – Re-approve 2006 Annual Incentive Compensation Plan

The stockholders re-approved the Company’s 2006 Annual Incentive Compensation Plan, with 134,584,804 votes, or 88.8% of the total outstanding eligible votes, cast for this proposal, 517,431 votes against it and 2,634,517 votes abstaining.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKECHERS U.S.A., INC.

May 31, 2011	By:	David Weinberg

Name: David Weinberg
Title: Chief Operating Officer